SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2003

Winland Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18393	41-0992135
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

507-625-7231
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EX-99 Press Release dated April 23, 2003

Item 7.   Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99 Press release dated April 23, 2003.

Item 9.   Regulation FD Disclosure.

     The following information is furnished in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission Release No. 33-8216.

     On April 23, 2003, Winland Electronics, Inc. issued a press release announcing its first quarter earnings for 2003. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003

WINLAND ELECTRONICS, INC.

By	/s/ Lorin E. Krueger

Lorin E. Krueger President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 23, 2003	0-18393

EXHIBIT NO.	ITEM

99	Press Release dated April 23, 2003

3